NEUBERGER BERMAN FASCIANO FUND(REGISTERED TRADEMARK)
     INVESTOR CLASS

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 24, 2001.

The Board of Trustees and NB Management have agreed that the advisory fee rate of the Neuberger Berman Fasciano Fund should be reduced through the addition of breakpoints as the fund grows larger. The new breakpoints result from an analysis of the expected economies of scale.

ACCORDINGLY, THE FIRST PARAGRAPH OF THE SECTION ENTITLED "MANAGEMENT AND ADMINISTRATION FEES" IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     For investment management services, the Fund pays NB Management a management fee at an annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.750% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

THE FOLLOWING SENTENCE IS ADDED TO THE SECTION ENTITLED "INVESTMENT INSIGHT":

As a small-cap core fund, the Fund invests in both value and growth stocks.


THE DATE OF THIS SUPPLEMENT IS JUNE 27, 2001.


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